                                                                   Exhibit 10.13
                             GLOBAL MAINTECH, INC.
                          SOFTWARE LICENSE AGREEMENT

MASTER AGREEMENT NUMBER:  ICS009610000         EFFECTIVE DATE:  February 1, 1996
LICENSEE:     BURLINGTON NORTHERN RAILROAD COMPANY
ADDRESS:      176 E. 5TH STREET
              ST. PAUL, MN 55101-2601

THIS AGREEMENT is made as of the date first written above, between the LICENSEE set forth above ("LICENSEE") and Global MAINTECH, Inc. ("LICENSOR").

                                   SECTION 1
                                  DEFINITIONS

     1.1:  "Agreement" means this Agreement including all attachments hereto.

     1.2: "LICENSEE" shall mean Burlington Northern Railroad Company and the Atchison, Topeka & Santa Fe Railway Company, their successors and assigns.

     1.3: "Licensed Program(s)" shall mean all software as defined below, in any form, whether object or source code, developed or furnished by LICENSOR, together with all documentation, including instruction manuals, for implementing, installing or Using the software set forth in Schedule A, which may be amended from time to time.

     1.4: "Software" shall mean that portion of each Licensed Programs consisting of (i) alterable or executable programs in object code form, or (ii) source code files supplied to LICENSEE for Use with Licensed Programs.

     1.5: "Use", "Using", or "Used" as related to software execution shall include copying all or any portion of a Licensed Program into a computer or transmitting it to a computer for processing of the instructions contained in the Licensed Programs and/or displaying any portion of the Licensed Programs in connection with the processing of such machine instructions.

     1.6: "CPU" shall mean a central processing unit on which the Licensed Programs may be executed.

     1.7: "Designated Equipment" shall mean the specific CPU(s) which are licensed to execute the Licensed Programs.

     1.8: "Designated Site" shall mean all LICENSEE facilities at the LICENSEE address (es) indicated on Schedule(s) A or within 2 miles of such address(es) or such other LICENSEE facilit(ies) to which the Designated Equipment (or any replacement equipment) may be relocated by LICENSEE(S).

     1.9: "Confidential Information" includes all information that is embodied in the Software, and any other portion of the Licensed Programs that is expressly marked, labeled, referenced in writing by LICENSOR or its suppliers as confidential.

                                   SECTION 2
                                 LICENSE GRANT

     2.1: Subject to the terms and conditions set forth in this Agreement, LICENSOR hereby grants to LICENSEE, and LICENSEE accepts from LICENSOR, a non-exclusive license to Use the Licensed Programs, in accordance with the license type set forth in Schedule A and the term set forth in Section 6, for LICENSEE's internal use which may include servicing its customers. LICENSEE shall not lend, lease, license or otherwise make the Licensed Programs available to third parties for their Use. No right to the Licensed Programs is granted to LICENSEE except that expressly set forth in this Agreement.

     2.2: The License granted under this Agreement shall not be sold, leased, assigned, sublicensed or otherwise transferred, in whole or in part, except as provided in this Agreement. This Agreement binds LICENSEE and each of its affiliates, employees, agents and representatives who will Use or have access to the Licensed Programs.

     2.3: LICENSEE may only Use the Licensed Programs in the object code or source code form delivered under this Agreement.

     2.4: LICENSEE shall not copy the Software, except that LICENSEE may make and maintain one (1) copy of the Software for back-up or disaster recovery purposes and one (1) copy for archival purposes.

     2.5: LICENSEE shall not attempt to decompile, cross, compile, disassemble, reverse engineer, or use any other means to decode the Licensed Programs.

     2.6: A. Escrow of Source Code. LICENSOR shall place in escrow all Source Code for the Licensed Programs, including Source Code for all new releases and updates to Licensed Programs, at LICENSOR'S cost. The escrow agent and terms of the Escrow Agreement shall be approved by LICENSEE and shall require, at a minimum, that the agent release all Source Code to LICENSEE, upon LICENSEE'S written demand, in the event of (a) any rejection or termination of Software License Agreement or Escrow Agreement by LICENSOR or its successors or representatives in breach of the provisions of the Software License Agreement or the Escrow Agreement, including in all events any rejection or termination of the Software License Agreement or any proposal to do so under Title 11 of the United States Code, as now constituted or hereafter amended (the "Bankruptcy Code"), or any other federal or state bankruptcy, insolvency, receivership, or similar law: (b) failure of a trustee, including LICENSOR as debtor in possession, in any bankruptcy case hereafter filed by or against LICENSOR either to assume the Software License Agreement and the Escrow Agreement within fifteen
(15) days after the filing of the initial bankruptcy petition or to perform the Software License Agreement and the Escrow Agreement within the meaning of section 365 (a)(4)(i) of the Bankruptcy Code; (c) the termination of substantially all of LICENSOR'S ongoing business operations relating to the subject to the Software License Agreement and the Escrow Agreement; and (d) any liquidation of LICENSOR, or any sale, assignment, or foreclosure of or upon assets that are necessary for the performance by LICENSOR of its responsibilities under the Software License Agreement and the Escrow Agreement.

     B. Equitable Relief. Should LICENSOR fail to place Source Code in escrow, as provided herein, then upon the happening of any one or more of the above-described events, LICENSOR hereby consents to entry of an order by a court of competent jurisdiction, compelling LICENSOR or its successor (including any trustee, receiver or third party assuming control of LICENSOR'S business) to immediately release all Source Code for Licensed Programs to LICENSEE.. LICENSEE'S Use of any Source Code release pursuant to this Section 2.6 shall be subject to all other terms and conditions of this Agreement.

                                   SECTION 3
                                   WARRANTY

     3.1: LICENSOR warrants to LICENSEE that the Licensed Programs will perform substantially in accordance with LICENSOR's published functional specifications. LICENSOR will correct any Licensed Programs which do not perform in accordance with LICENSOR'S published functional specifications, attached hereto as Exhibit A and incorporated herein by reference, within thirty (30) days of receiving written notification from LICENSEE, clearly identifying any area which does not so perform in accordance with the LICENSOR's published functional specifications. LICENSOR warrants to LICENSEE that the Licensed Programs will be free from manufacturing defects, including but not limited to, defective media, software configuration errors, and shipping damage for a period of thirty (30) days from the date of shipment of the Licensed Programs. LICENSOR's entire liability and LICENSEE's sole remedy for any manufacturing defects shall be the replacement of such media containing the Licensed Programs provided that the defective media is returned to LICENSOR within the period ending fourteen (14) days after the end of the media warranty period. Licensed Program shall be subject to maintenance and support commencing upon completion of acceptance testing as provided herein.

     3.2: THE WARRANTIES SET FORTH IN THIS SECTION 3 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE HEREBY DISCLAIMED AND EXCLUDED BY LICENSOR, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

     3.3:  LICENSOR shall have no obligation under this Section 3 if:
     (a) The Licensed Programs have not been properly Used or maintained in accordance with this Agreement and with LICENSOR's user manuals;
                 OR
     (b) The Licensed Programs have been Used or integrated with programs from a third party not authorized, recommended or approved by LICENSOR and any improper performance of the Licensed Program is due to such combinations.

                                   SECTION 4
                            LIMITATION OF REMEDIES

     4.1: LICENSOR SHALL NOT BE LIABLE FOR ANY LOSS OR DAMAGE CAUSED BY DELAY IN FURNISHED PRODUCTS AND SERVICES OR ANY OTHER PERFORMANCE UNDER THIS AGREEMENT EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LICENSOR.

     4.2: EXCEPT AS PROVIDED IN SECTION 3.1 WITH REGARD TO MANUFACTURING DEFECTS, AND SECTION 7 WITH REGARD TO INDEMNIFICATION, LICENSEE'S SOLE REMEDY FOR A MATERIAL BREACH OF ANY WARRANTY IN THIS AGREEMENT OR FOR ANY MATERIAL FAILURE OF OR DEFECT IN THE LICENSED PROGRAMS SHALL BE LIMITED TO REFUND OF THE LICENSE FEE AND THE MAINTENANCE AND SUPPORT FEES FOR THE PERIOD IN WHICH THE BREACH OCCURS. IN NO EVENT SHALL LICENSOR BE LIABLE TO LICENSEE FOR THE COST OF PROCURING REPLACEMENT SOFTWARE, LOSS OF PROFITS, INTERRUPTION OF BUSINESS, OR ANY OTHER SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGE TO LICENSEE OR LICENSEE'S CUSTOMERS, EVEN IF LICENSOR SHALL HAVE BEEN ADVISED OF THE POSSIBILITY THEREOF.

                                   SECTION 5
                                CONFIDENTIALITY

     5.1: LICENSEE acknowledges that it is receiving Confidential Information. Such Confidential Information is and shall remain the property of LICENSOR. Confidential Information includes all information that is embodied in the Licensed Program(s), or that is expressly marked, labeled, referenced in writing, or otherwise designated by LICENSOR which is disclosed to LICENSEE by LICENSOR, except (a) information which, before disclosure by LICENSOR to LICENSEE, is in the public domain or which after disclosure becomes part of the public domain through no action or fault of LICENSEE; (b) information which LICENSEE can demonstrate was in its possession before disclosure by LICENSOR to LICENSEE and was not acquired directly or indirectly from LICENSOR; (c) information which was received by LICENSEE from a third party having a legal right to transmit the same; or (d) information which is disclosed as required by law.

     5.2: LICENSEE shall not (a) use any Confidential Information during the term of this Agreement or thereafter for any purpose other than as permitted or required hereunder, or (b) disclose Confidential Information to any third party. LICENSEE shall take all reasonable measures to prevent any such disclosure by its employees, agents, contractors or consultants.

     5.3: At LICENSOR's request, LICENSEE shall render reasonable cooperation to LICENSOR in any legal action taken by LICENSOR to protect its rights in the Licensed Programs or other Confidential Information. LICENSOR shall bear all costs and expenses reasonably incurred by LICENSEE in cooperating with LICENSOR in such legal action.

     5.4 LICENSOR will treat as confidential all LICENSEE information that LICENSOR has access to as a direct or indirect result of the performance of this Agreement or any Computer "Consulting Services Agreement between the parties, including but not limited to the terms of this Agreement. Confidential information shall not be used by LICENSOR or disclosed by LICENSOR without prior written consent of LICENSEE. This obligation of LICENSOR shall not apply to any knowledge or information of LICENSEE or any part thereof disclosed to LICENSOR which (a) is now public knowledge or literature which becomes public knowledge through no violation of this Agreement; (b) is lawfully within LICENSOR'S possession prior to disclosure by LICENSEE, as evidenced by written record; or
(c) lawfully disclosed to LICENSOR by a third party not under an obligation of confidentiality. The title to any confidential information of LICENSEE, provided or disclosed to LICENSOR by LICENSEE shall be vested in LICENSEE. Furthermore, LICENSOR agrees to return or deliver such confidential information held in tangible form to LICENSEE at LICENSEE'S request within thirty (30) days after such request by LICENSEE, provided that all such materials, whether or not confidential, furnished by LICENSEE to LICENSOR shall be returned in any event after they have served the purpose of the Agreement. LICENSOR agrees to advise and inform its personnel and agents that such personnel and agents of the obligations of MAINTECH under this Agreement in order that such personnel and agents will have knowledge of the obligations of LICENSOR hereunder; and further agrees to limit dissemination of confidential information of LICENSEE only to those personnel and agents of the LICENSOR who need to know such information.

                                   SECTION 6
                                     TERM

     6.1: This Agreement shall take effect as of the last date of execution by a party hereto and shall remain in effect for a period of ninety-nine (99) years unless earlier terminated in accordance with the terms of this Agreement.

     6.2: This Agreement may be terminated by LICENSOR upon written notice to LICENSEE if LICENSEE defaults in the payment of any monies due LICENSOR under this Agreement.

     6.3: Upon termination of this Agreement for any reason (a) LICENSEE shall not Use, disclose, or dispose of Licensed Programs in any manner, and (b) within ten (10) days after termination LICENSEE shall return to LICENSOR any copies in its possession of (i) the Licensed Programs, (ii) any documentation, and (iii) any other Confidential Information in tangible form. LICENSEE's obligations pursuant to Section 5 hereof shall survive termination of this Agreement.

                                   SECTION 7
                     PATENT AND COPYRIGHT INDEMNIFICATION

     7.1: LICENSOR shall, at its own expense, defend any suit, instituted against LICENSEE which is based in an allegation that the Licensed Programs infringes or violates any United States copyright, patent, trademark, trade secret or other proprietary right of any third party, and shall indemnify and hold harmless LICENSEE against any award of damages and costs made against LICENSEE by a final judgment of any court of competent jurisdiction if it is determined therein that the Licensed Programs infringe any United States copyright, patent, trademark, trade secret or other proprietary right of any other third party.

     7.2: The above indemnification shall apply if and only if LICENSEE gives LICENSOR prompt notice of any claims of infringement and permits LICENSOR and its counsel to defend the same and gives LICENSOR all available information, assistance and authority to enable LICENSOR to assume such defense, LICENSOR shall have control of the defense of any such suit, including appeals from any judgment therein and any negotiations for the settlement or compromise thereof, with full authority to enter into binding settlement or compromise. In the event that any Licensed Program is held to infringe and its Use is enjoined, LICENSOR shall, at its option and expense, (a) procure for LICENSEE the right to continue Using such Licensed Program or (b) replace or modify such Licensed Program so that it no longer infringes.

     7.3: Notwithstanding the provisions of Section 7.1 hereof, LICENSOR shall have no liability whatsoever to LICENSEE with respect to any copyright or patent infringement, or claim thereof, which is based upon or arises out of (a) the Use of any Licensed Program in combination with any product not authorized, recommended, approved or supplied by LICENSOR, if such combination causes or contributes to the infringement, or (b) any modification of any Licensed Program by LICENSEE or a third party which causes the Licensed Program to become infringing.

                                   SECTION 8
                              DISPUTE RESOLUTION

     The parties agree to submit themselves to the non-exclusive jurisdiction of the courts of the State of Minnesota, U.S.A. for the resolution of any dispute, claim or controversy arising out of or relating to this Agreement.

                                   SECTION 9
                      ORDERS, PAYMENT TERMS AND DELIVERY

     9.1: Each License granted shall be evidenced by a Schedule A to this Agreement. The terms and conditions contained in this Agreement shall apply to all Licensed Programs furnished under this Agreement. The stated Licensed Programs, billing and shipping information, delivery dates, and other matter not provided for in this Agreement shall be governed by the terms and conditions in Schedule A. Notwithstanding any provisions to the contrary that might be set forth on Schedule A, in the event of a variance or conflict between the terms of this Agreement and those appearing on or with Schedule A, the terms and conditions of this Agreement shall prevail, unless the term or condition of the Master Agreement intended to be modified by the term or condition contained on or with Schedule A specifically states that it superseded a specific provision of this Agreement. In consideration for the rights herein granted, LICENSEE agrees to pay LICENSOR according to the price and payment schedule described in Schedule A for the License(s) granted by this Agreement.

     9.2: The license fees specified in Schedule A. All taxes due on the license, delivery or Use of the Licensed Programs shall be paid by LICENSEE.

     9.3: LICENSOR shall arrange for delivery of Licensed Programs for all orders specified in Schedule A at no charge to LICENSEE.

                                  SECTION 10
                      INSTALLATION AND ACCEPTANCE TESTING

     10.1: Unless otherwise arranged, LICENSEE shall install the Software for acceptance testing of the initial copy thereof.

     10.2: LICENSEE shall have ten (10) business days following receipt of the Software to install and test the Software. The purpose of the testing period is solely to permit LICENSEE to determine whether the Licensed Programs selected by LICENSEE are suitable for LICENSEE's commercial Use.

     10.3: LICENSEE may discontinue the Licensed Program(s), upon written notice effectively immediately, at any time during the testing period and return all Licensed Programs to LICENSOR in which event no license fees will be due and all monies paid shall be returned. Unless such notice of discontinuance is given, LICENSEE will be deemed at the end of the testing period to have accepted the Licensed Programs under the provisions of this Agreement. LICENSEE is obligated to the Confidentiality terms of this Agreement, even if the Licensed Programs are returned.

                                  SECTION 11
                            MAINTENANCE AND SUPPORT

     11.1: LICENSOR, or the alternative maintenance company specified in Schedule A, shall offer, and LICENSEE may obtain upon payment of a separate annual fee specified in Schedule A, maintenance and support services for the Licensed Program(s). Such maintenance and support services (collectively, "Maintenance and Support") shall include, at a minimum: (i) telephone, FAX or E-Mail support to cause the Software to perform substantially in accordance with the specifications set forth in the applicable user's manual; (ii) new releases to be shipped to support point (i) of this paragraph; and (iii) updates to the Licensed Programs, at LICENSOR's sole discretion, to provide performance and feature enhancements so long as such updates are made generally available to LICENSOR's other customers. Shipping charges for new releases are included in the annual maintenance fee. LICENSOR shall not use an alternative maintenance company or subcontract any portion of the maintenance or support services to be provided hereunder without the express written consent of LICENSEE, which consent shall not be withheld unreasonably. LICENSEE'S consent to the use of any alternative maintenance company or subcontractor shall not relieve LICENSOR of its obligations hereunder.

     11.2: For annual Maintenance and Support, the annual time period begins the day acceptance of any Software is complete. The Maintenance and Support will be automatically renewed each subsequent year unless LICENSEE notifies LICENSOR at least forty-five (45) days prior to the end of the previous year that it elects to cancel such service.

     11.3: If, at any time after the first year, LICENSEE elects not to purchase Maintenance and Support and then subsequently desires to reinitiate such service, the fees to do so will be computed by applying the maintenance rate currently in effect for the elapsed time, in addition to the annual rate for the upcoming year.

     11.4: Any updates, bug fixes or new releases of the Software provided as part of the Maintenance and Support shall be Used by LICENSEE upon the same terms and conditions as the original Software.

     11.5: Annual Maintenance and Support Fees for the first year of this Agreement shall be as stated in Schedule(s) A. Annual Maintenance and Support Fees for the second year of this Agreement shall be seventy-five percent (75%) of the amount stated for the first year in Schedule(s) A. LICENSOR may increase such fees beginning with the third year of this Agreement, provided that no such increase shall exceed the last reported annual increase in the Consumer Price Index as applied to the Annual Maintenance and Support Fees payable in the year preceding such increase.

     11.6: Telephone, fax or E-mail support shall be provided on a 24 x 7 basis, with a guaranteed maximum one (1) hour call-back.

                                  SECTION 12
                                    GENERAL

     12.1: Neither party shall have the right to assign or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that a successor in interest by merger, by operation of law, assignment, purchase or otherwise of the business of LICENSOR or LICENSEE may acquire all the interest of LICENSOR or LICENSEE hereunder.

     12.2: Notices permitted or required to be given hereunder shall be deemed sufficient if given in writing by registered or certified mail, postage prepaid, return receipt requested, or by delivery of private courier with return receipt requested, addressed to the respective addresses of the parties as first above written or at such other addresses as the respective parties may designate by like notice from time to time. Notices shall be effective upon receipt by the party to which notice is given, or on the fifth (5th) day following the date such notice was posted, whichever occurs first.

     12.3: No failure by either party to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

     12.4: This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all previous agreements by and between LICENSOR and LICENSEE as well as all proposals, oral or written, and all negotiations, conversations, or discussions heretofore had between the parties related to this Agreement. No modification of this Agreement shall be binding on either party unless it is in writing and signed by both parties.

     12.5: This Agreement will be governed by the procedural and substantive laws of the State of Minnesota excluding its choice of law rules.

     12.6: If any supplement, statement or term thereof is held invalid, this Agreement and the remaining supplements, statements and terms thereof will not be affected thereby.

     12.7: This Agreement and any supplements to it shall be binding on the parties only after acceptance at LICENSOR's offices by an officer of LICENSOR.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

GLOBAL MAINTECH, INC.
(LICENSOR)
BY: David H. McCaffrey


SIGNATURE:            /s/ David McCaffrey
          ---------------------------------------------

TITLE: Chief Executive Officer

LICENSEE: BURLINGTON NORTHERN RAILROAD COMPANY


BY:                       Douglas J. Babb
   ----------------------------------------------------
                         (type or print)


SIGNATURE:  /s/ Douglas J. Babb
          ---------------------------------------------

TITLE:  SVP & Chief of Staff
      -------------------------------------------------

                          SOFTWARE LICENSE AGREEMENT

                                   EXHIBIT A

Functional Specifications of the Global MAINTECH, Inc. Intelligent Console
System

Each ICS unit shall:

- - Contain CPU with a minimum of 1M cache and 233 Mhz, 128 M of RAM, 2G hard disk, 4MM DAT
- - Handle ten (10) LPARs plus up to an additional 20 consoles
- - support four (4) simultaneous users
- - Provide remote usage of ICS user interface to an ICS unit via an X terminal

                         HARDWARE MAINTENANCE AGREEMENT
                                    BETWEEN
                             GLOBAL MAINTECH, INC.
                                       &
                      BURLINGTON NORTHERN RAILROAD COMPANY


This Maintenance Agreement is made as of the date set forth below, between Global MAINTECH, Inc. ("MAINTECH") and Burlington Northern Railroad Company ("Customer").

                                   SECTION 1
                                  DEFINITIONS

"Maintenance Agreement" means this Hardware Maintenance Agreement including all exhibits and schedules attached hereto and incorporated herein by reference.

"Customer" shall mean Burlington Northern Railroad Company, The Atchison, Topeka & Santa Fe Railway Company and their successors and assigns, the purchasers of Equipment from MAINTECH.

"Equipment" shall mean all hardware purchased by Customer from MAINTECH and identified on Schedule(s) A, attached hereto and incorporated herein by reference.

"Designated Site" shall mean all Customer facilities at the Customer Address(es) indicated on Schedule(s) A or within two miles of such address(es) or such other Customer facility(ies) to which the Equipment may be relocated by Customer.

"MAINTECH" shall mean Global MAINTECH, Inc.

"Fees" means any monies due MAINTECH as defined hereunder.

                                   SECTION 2
                              MAINTENANCE PERIOD

The term of the Agreement shall be two (2) years, beginning on the Commencement Date as defined on Schedule A, unless terminate or extended as hereinafter provided. MAINTECH shall advise Customer of any proposed renewal of this Agreement, and proposed fees, not later than ninety (90) days prior to the expiration of the two year term. MAINTECH and Customer shall negotiate in good faith with respect to any extension or renewal of the term of this Agreement, including proposed fees. If the parties are unable to reach agreement as to any extension or renewal, this Agreement shall terminate at the expiration of the two year term.

                                   SECTION 3
                            DESCRIPTION OF SERVICE

During the maintenance period, MAINTECH shall provide maintenance for the equipment described on Schedule(s) A to this Maintenance Agreement, on a best efforts basis, so as to assure that the equipment will at all times perform in accordance with the requirements contained in the published specifications for the Equipment in effect at the time of execution of this Agreement. Such maintenance shall include the following: Maintenance service to correct reported malfunctions of the equipment.

Maintenance service shall be provided on a 24 x 7 basis. MAINTECH agrees to provide one (1) hour call-back on all requests for maintenance and to provide on-site service as specified on Schedule(s) A. MAINTECH agrees that any reported malfunction shall be corrected in not more that 24 hours from receipt of Customer's report of the malfunction. All services provided shall be at or above industry standards for services of the type provided.

Replacement parts will be furnished on an exchange basis when installed. At the time of incorporation into the equipment, all such parts which are replaced shall become the property of MAINTECH and all replacement parts shall become the property of Customer. All replacement parts will be new or equivalent to new in performance.

                                   SECTION 4
                             CHARGES AND PAYMENTS

(a) For the first year of this Agreement, Customer shall pay MAINTECH the Fees set forth on Schedule(s) A attached hereto and incorporated herein by reference. For the second year of this Agreement, Fees shall be seventy-five percent (75%) of the Fees stated for the first year. The parties acknowledge and agree that the Fees stated on Schedule(s) A are "lump sum" Fees, which include Customer's payment for Hardware Maintenance Services under this Agreement and Annual Software Maintenance and Support Fees under a Separate Software License Agreement between the parties hereto. No allocation of these Fees has been made by MAINTECH at this time. MAINTECH agrees to provide Customer with a written allocation of such Fees, and all documentation supporting such allocation, upon Customer's written request. Said Fees include all parts, labor, travel and freight expenses incurred by MAINTECH or its designated agent in the performance of this Agreement. For services outside of the above, Customer agrees to pay MAINTECH for the services in the amount set forth in Exhibit A, attached hereto and incorporated herein by reference. Payment is due thirty (30) days from invoice. The Fees set forth in Schedule(s) A will be calculated on a calendar month basis and shall not include any sales, use, duty or similar taxes, which shall be billed as a separate line item on MAINTECH invoices, if applicable. Charges for services rendered for less than any full calendar month shall be prorated.

(b) MAINTECH shall be entitled to payment of additional charges for the following services, which are not included in the maintenance contract: (i) repair service on equipment that has been damaged due to improper use, management or supervision of the equipment, failure to provide a suitable installation environment, including, but not limited to, the failure to provide adequate electrical power, air conditioning or humidity control; causes external to the equipment, which shall include but not be limited to fire, flood, water, wind, lightening and electrical malfunctions; (ii) modifications, alterations or changes made by Customer or by parties other than MAINTECH, provided that such modifications, alterations or changes have not been authorized or approved by MAINTECH; (iii) repairs or conditions caused by Customer's use of non-original parts or services performed by persons other than MAINTECH or its designated agent, provided that such parts or services have not been authorized by MAINTECH; (iv) equipment relocation services, including labor, materials and shipping charges; (v) the first service call after equipment has been moved to a different location (including a move between rooms) if MAINTECH's approval was not obtained prior to the actual move. All parts and labor for such services shall be paid for by Customer at MAINTECH's published standard prices and hourly rates then in effect.

                                   SECTION 5
                            CUSTOMER REPRESENTATIVE

At all times during the terms of this Agreement, Customer shall designate one or more Representatives, for each Designated Site, who shall be responsible for reacting to all equipment problems and notifying MAINTECH of the need for service.

                                   SECTION 6
                                SYSTEM LOCATION

MAINTECH shall have the right to refuse to provide maintenance service under this Agreement with respect to any equipment or part thereof removed to a location deemed by MAINTECH to be outside the area of serviceability. In that event, this Agreement shall be deemed canceled with respect to Equipment at such location as of the date of MAINTECH's notice of refusal to provide service. Cancellation charges shall not apply to any cancellation under this section. If service at a new location causes MAINTECH increased travel time or cost, Customer agrees to pay reasonable increased charges in connection therewith.

                                   SECTION 7
                                SYSTEM ADD-ONS

In the event Customer purchases additional Equipment from MAINTECH, Customer may, at its option, add such additional Equipment to this Maintenance Agreement by means of execution of an additional Schedule A. The additional charge to Customer for these services shall be negotiated between MAINTECH and Customer prior to execution of any supplemental Schedule A.

                                   SECTION 8
                      INCIDENTAL OR CONSEQUENTIAL DAMAGES

MAINTECH shall not be liable for any consequential damages or loss of profit resulting from equipment failures at the Customer's site caused by breach of this Agreement by MAINTECH.

                                   SECTION 9
                                   ASSIGNMENT

MAINTECH shall have the right to designate competent agents in the local area to act on its behalf in the performance of maintenance services, subject to Customer's approval, which approval shall not be withheld unreasonably. Customer's consent to MAINTECH's use of any designated agent shall not relieve MAINTECH of any obligation hereunder.

                                   SECTION 10
                                  TERMINATION

Customer may terminate maintenance services under this Agreement by giving sixty
(60) days written notice to MAINTECH, at any time after the first full year. In the event of cancellation by Customer, Customer shall pay a cancellation charge equal to the lesser of two (2) months charges at the rate prevailing at the time of cancellation or the remaining portion of the initial two (2) year maintenance period. MAINTECH shall have the right to terminate this Agreement upon sixty
(60) days written notice to Customer following (i) any alleged breach or default by Customer of any Agreement with MAINTECH, provided that MAINTECH has given Customer written notice thereof and the Customer failed to cure or undertake diligent efforts to cure the alleged breach within thirty (30) days of such notice, or (ii) any failure by Customer to promptly make payments due and payable hereunder.

                                   SECTION 11
                                   INSURANCE

MAINTECH shall obtain and maintain in force during the term of this Agreement the following insurance:

A. Commercial General Liability Insurance, including contractual liability and products completed/operations, against claims arising out of bodily injury, illness and death and from damage to or destruction of property of others, including loss of use thereof, and including liability of Customer, with minimum limits for bodily injury and property damage of One Million Dollars ($1,000,000) for each occurrence. This policy shall contain a "Waiver of Transfer Rights/Waiver of Subrogation" endorsement, waiving any right of recovery that the insurance company may have against Customer because of payments made for bodily injury and/or property damage.

B. Business Automobile Policy Insurance, including owned, non-owned and hired vehicles with minimum limits for bodily injury and property damage of One Million Dollars ($1,000,000) per occurrence, on all vehicles that MAINTECH or any of its agents, employees or subcontractors may use at any time in connection with the performance of this Agreement on Customer's property.

C. Worker's Compensation Insurance or coverage as required under the Worker's Compensation Act of the applicable state. The policy should include occupational disease to required statutory limits, employer's liability of One Million Dollars ($1,000,000) (to include FELA, if appropriate) and an "all states" endorsement. This policy shall contain a "Waiver of Transfer Rights/Waiver of Subrogation" endorsement to waive any right of recovery that the insurance company may have against Customer because of payments made for bodily injuries and/or property damage.

D. Customer shall be named insured under the Commercial General Liability Policy to be obtained and maintained hereunder. MAINTECH shall provide Customer, upon Customer's request, a Certificate of Insurance or other document(s) satisfactory to Customer, evidencing the existence of the insurance required to be obtained and maintained hereunder.

E. All insurance provided under this section shall be issued by a company licensed to issue insurance in the state in which the work is to be performed and carrying a Best's rating of B and Class X or better.

                                   SECTION 12
                                    SECURITY

MAINTECH, its employees, representatives and subcontractors shall comply with all of Customer's safety and security procedures while on or about Customer's premises, as MAINTECH, its employees, representatives and subcontractors may be advised of such procedures from time to time.

                                  SECTION 13
                                    NOTICES

Except for service calls, which shall be made by telephone, notices, requests and other communications hereunder shall be in writing and delivered personally, by facsimile transmission or by certified mail, return receipt requested, to MAINTECH and Customer at the addresses shown on Schedule A. Any notice, request or other communication shall be effective when received by the addressee thereof, regardless of any other date that may appear thereon. Either party hereto may change its address by giving notice thereof to the other party, in conformity with this section.

                                   SECTION 14
                                    HEADINGS

The paragraph headings used in this Agreement are merely descriptive and form no part if the Agreement between the parties and are in no way intended to alter the Agreement contained herein.

                                   SECTION 15
                                 GOVERNING LAW

The existence, validity and construction of this Maintenance Agreement shall be governed in all respects by the substantive laws of the State of Minnesota.

                                   SECTION 16
                                  SEVERABILITY

Any term or provision of this Agreement which shall prove to be invalid or illegal shall in no way affect, impair or invalidate any other term or provision hereof, and such remaining terms and provisions shall remain in full force and effect.

                                   SECTION 17
                                 FORCE MAJEURE

Except with respect to the obligation to pay money, neither party will be responsible for delays of failures in performance resulting from acts beyond the control of each party. Such acts shall include, but not be limited to: acts of God, strikes, supply or delay, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

                                   SECTION 18
                                ENTIRE AGREEMENT

This Agreement together with the schedules and exhibits attached hereto and incorporated herein by reference, constitutes the entire Agreement between MAINTECH and Customer with respect to the maintenance of the equipment described herein, is separate from and independent of the Software License Agreement between the parties, and it shall not be amended, altered or changed except by a written agreement signed by the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the date last written below.

Global MAINTECH, Inc.

By:         David McCaffrey
            -------------------------------------

Signature:  /s/ David McCaffrey
            -------------------------------------
Title:      CEO
Date:       February 1, 1996

Burlington Northern Railroad Company

By:         Douglas J. Babb
            -------------------------------------

Signature:  /s/ Douglas J. Babb
            -------------------------------------
Title:      S.V.P. Chief of Staff
            -------------------------------------
Date:       3/21/96
            -------------------------------------

                        HARDWARE MAINTENANCE AGREEMENT

                                   Exhibit A

                      MAINTECH Time and Materials charges



          Labor Charges
          Labor (minimum 2 Hours)            $125.00 per hour

          Travel Charges
          Airfare                             Actual Costs
          Car Rental                          Actual Costs
          Personal Vehicle                   $0.30 per mile

          Meal Charges
          Partial Day                         Actual Costs
          Full Day                      Actual Costs or Per Diem
                                              whichever is less

          Hotel Charges                       Actual Costs

          Parts Costs                        List Price**
                                            Shipping Costs






** Non-contract customer can pay list price less 40% with the return of defective reuseable part to Global MAINTECH. PO must be for full part cost and they will receive credit once we receive the defective part.

                                  Schedule A

Software License Agreement and                          Dated  February 21, 1996
Hardware Maintenance Agreement Number ICS009612588
(Collectively referred to on this Schedule A as Agreements)
(pursuant to Master Agreement # ICS 009610000)

BY and BETWEEN Global MAINTECH, Inc. (LICENSOR/MAINTECH) and Burlington Northern Railroad Company and The Atchison, Topeka & Santa Fe Railway Company, their successors and assigns, "LICENSEE/CUSTOMER."

LICENSED PROGRAMS:  ICS

                    Intelligent Console System version 2.5

LICENSE COSTS:      $(***)

                    Fee amount to be paid for license of Software, CPU, and Designated Equipment and maintenance of hardware Equipment as follows: $(***) as down payment, prior to shipment, installation and training. The Commencement Date of these Agreements shall be the date of installation or acceptance or 30 days after delivery, whichever comes first.

                    $(***) on the Commencement Date.

MAINTENANCE AND
SUPPORT COSTS:      $(***) paid monthly on the first of each month beginning the first month after the Commencement Date and continuing for one year and $(***) each month thereafter until terminated as provided in Section 6 of the Software License Agreement and in Section 10 of the Hardware Maintenance Agreement, as applicable.

CPU SERIAL NUMBER: (***)

DESIGNATED SITE: Burlington Northern Railroad, 176 E. 5th Street,
                 St. Paul, MN 55101-2601

All support and updates are part of the License Agreement as stipulated herein. Support, service and updates will be made as part of the License Agreement. Equipment repair or replacement (exclusive of Equipment upgrades) will be made or performed as part of the Hardware Maintenance Agreement.

DESCRIPTION OF SERVICE: In addition to the description in the Hardware Maintenance Agreement, MAINTECH agrees to provide one (1) hour call-back on all requests for maintenance and to provide on-site service within two (2) hours of any reasonable requests for service.

PAYMENT SCHEDULE:

LICENSEE/CUSTOMER shall pay to LICENSOR/MAINTECH or its Assignee all payments designated in License Costs and Maintenance Support Costs above. LICENSEE/CUSTOMER shall pay, on demand, to the extent permitted by applicable law, interest at the Overdue Rate of 18% annually on any payment due hereunder which is not received by LICENSOR/MAINTECH or its Assignee on the applicable due date. Interest shall accrue from the due date until the amount is received.

Assignment by LICENSOR/MAINTECH. LICENSOR/MAINTECH may sell, transfer, grant a security interest in or assign part or all of its right, title and interest in and to the payments hereunder, the Software, the Payments or any other sums due or to become due by LICENSEE/CUSTOMER hereunder, to third parties; and such third parties may also make such sales, transfers, grants and assignments to other third parties (all third parties referred to herein being called an "Assignee" or the "Assignees"). In the event of an assignment of the payments,
(a) such assignment (unless otherwise expressly set forth therein) will not relieve the original LICENSOR/MAINTECH from its duties and obligations hereunder and shall not be construed to be an assumption by the Assignee of such obligation; (b) upon notice from LICENSOR/MAINTECH, LICENSEE/CUSTOMER shall make all payments for License Costs and other amounts as identified above due under the assigned payments directly to the Assignee identified in such notice or its designee; and (c) LICENSEE/CUSTOMER will not, after obtaining knowledge of any such assignment, consent to any modification of the assigned Agreement without the consent of any Assignee throughout this Master Agreement shall be deemed to include any Assignees; provided, however, that the Assignees shall have no duties and obligations hereunder, except the obligation, so long as no Event of Default has occurred and the Assignee continues to receive all sums assigned hereunder, to permit LICENSEE/CUSTOMER to possess, use, and quietly enjoy the Software according to the terms hereof.

Further Assurances. Upon request of LICENSOR/MAINTECH, LICENSEE/CUSTOMER shall at any time and from time to time after the execution and delivery of the Agreement execute and deliver such further documents (including but not limited to opinions of counsel, acknowledgment, waivers, certificates, and UCC-1 financing statements) and do such further acts and things as LICENSOR/MAINTECH may reasonably request in order fully to effect the purposes of the Agreement, and any assignment hereof. LICENSEE/CUSTOMER hereby appoints LICENSOR/MAINTECH, with full power of substitution, as its agent and attorney-in-fact, which appointment is irrevocable and coupled with an interest, to execute any financing statements in LICENSEE/CUSTOMER's name and to perform all other acts which LICENSOR/MAINTECH deems appropriate and necessary to perfect LICENSOR/MAINTECH's interest in the Software and payment stream.

In Witness Whereof, LICENSOR/MAINTECH and LICENSEE/CUSTOMER have caused this Software License Agreement and Hardware Maintenance Agreement and Schedule A thereto to be executed as of the date first written above.

Global MAINTECH, Inc.              Burlington Northern Railroad Company
(LICENSOR/MAINTECH)                (LICENSEE/CUSTOMER)


BY:    /s/ David  McCaffrey        BY:    /s/ Douglas J. Babb
       ------------------------           ------------------------

                                   Date:  3/21/96
                                          ------------------------

Name:  David McCaffrey             Name:  Douglas J. Babb
                                          ------------------------

Title: CEO                         Title: S.V.P. & Chief of Staff
                                          ------------------------

(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                              BILL OF SALE -2588

     For good and valuable consideration in the sum of $(***), Global MAINTECH, Inc. ("Seller") does hereby sell, transfer and convey to Burlington Northern Railroad Company, its successors and assigns ("Buyer") its entire right, title and interest in and to the Equipment, as defined, pursuant to the terms of that certain Invoice #2588 issued by Buyer to Seller dated February 21, 1996 and described below:

         All hardware listed on the Invoice #2588 and any attachments thereto. ("Equipment").

     Seller makes no warranty or representation, either express or implied, as to title to, as to the design or condition of, or as to quality of the material, equipment or workmanship in, the Equipment except as provided in the Hardware Maintenance Agreement Number ICS009612588 ("Maintenance Agreement"), and beyond such Maintenance Agreement Seller makes no further warranty of merchantability or fitness of the Equipment for any particular purpose or any component thereof, or any other representation or warranty, express or implied, with respect to any item of Equipment, either upon delivery thereof to Buyer, or otherwise, except that Seller warrants that it has conveyed to Buyer all of its right, title and interest in and to the Equipment and that the Equipment is free and clear of encumbrances created by Seller unrelated to the Schedule A to the Maintenance Agreement.

     Seller agrees to perform, upon the request and at the expense of Buyer, such further acts and to execute such additional documents as may be necessary to give effect to the transfer of the Equipment to Buyer in accordance with the terms of this Bill of Sale.


                                       Global MAINTECH, Inc.


                                       By: /s/ David McCaffrey
                                          -----------------------
                                       Its:  CEO
                                           ----------------------

                                       Dated: February 21, 1996

(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                  Schedule A

Software License Agreement and                          Dated  February 28, 1996
Hardware Maintenance Agreement Number ICS009612590
(Collectively referred to on this Schedule A as Agreements)
(pursuant to Master Agreement # ICS 009610000)

BY and BETWEEN Global MAINTECH, Inc. (LICENSOR/MAINTECH) and Burlington Northern Railroad Company and The Atchison, Topeka & Santa Fe Railway Company, their successors and assigns, "LICENSEE/CUSTOMER."

LICENSED PROGRAMS:  ICS

                    Intelligent Console System version 2.5

LICENSE COSTS:      $(***)

                    Fee amount to be paid for license of Software, CPU, and Designated Equipment and maintenance of hardware Equipment as follows: $(***) as down payment, prior to shipment, installation and training. The Commencement Date of these Agreements shall be the date of installation or acceptance or 30 days after delivery, whichever comes first.

                    $(***) on the Commencement Date.

MAINTENANCE AND
SUPPORT COSTS:      $(***) paid monthly on the first of each month beginning the first month after the Commencement Date and continuing for one year and $(***) each month thereafter until terminated as provided in Section 6 of the Software License Agreement and in Section 10 of the Hardware Maintenance Agreement, as applicable.

CPU SERIAL NUMBER:
                    ------------

DESIGNATED SITE: Burlington Northern Railroad, 176 E. 5th Street,
                 St. Paul, MN 55101-2601

All support and updates are part of the License Agreement as stipulated herein. Support, service and updates will be made as part of the License Agreement. Equipment repair or replacement (exclusive of Equipment upgrades) will be made or performed as part of the Hardware Maintenance Agreement.

DESCRIPTION OF SERVICE: In addition to the description in the Hardware Maintenance Agreement, MAINTECH agrees to provide one (1) hour call-back on all requests for maintenance and to provide on-site service within two (2) hours of any reasonable requests for service.

PAYMENT SCHEDULE:

LICENSEE/CUSTOMER shall pay to LICENSOR/MAINTECH or its Assignee all payments designated in License Costs and Maintenance Support Costs above. LICENSEE/CUSTOMER shall pay, on demand, to the extent permitted by applicable law, interest at the Overdue Rate of 18% annually on any payment due hereunder which is not received by LICENSOR/MAINTECH or its Assignee on the applicable due date. Interest shall accrue from the due date until the amount is received.

Assignment by LICENSOR/MAINTECH. LICENSOR/MAINTECH may sell, transfer, grant a security interest in or assign part or all of its right, title and interest in and to the payments hereunder, the Software, the Payments or any other sums due or to become due by LICENSEE/CUSTOMER hereunder, to third parties; and such third parties may also make such sales, transfers, grants and assignments to other third parties (all third parties referred to herein being called an "Assignee" or the "Assignees"). In the event of an assignment of the payments,
(a) such assignment (unless otherwise expressly set forth therein) will not relieve the original LICENSOR/MAINTECH from its duties and obligations hereunder and shall not be construed to be an assumption by the Assignee of such obligation; (b) upon notice from LICENSOR/MAINTECH, LICENSEE/CUSTOMER shall make all payments for License Costs and other amounts as identified above due under the assigned payments directly to the Assignee identified in such notice or its designee; and (c) LICENSEE/CUSTOMER will not, after obtaining knowledge of any such assignment, consent to any modification of the assigned Agreement without the consent of any Assignee throughout this Master Agreement shall be deemed to include any Assignees; provided, however, that the Assignees shall have no duties and obligations hereunder, except the obligation, so long as no Event of Default has occurred and the Assignee continues to receive all sums assigned hereunder, to permit LICENSEE/CUSTOMER to possess, use, and quietly enjoy the Software according to the terms hereof.

Further Assurances. Upon request of LICENSOR/MAINTECH, LICENSEE/CUSTOMER shall at any time and from time to time after the execution and delivery of the Agreement execute and deliver such further documents (including but not limited to opinions of counsel, acknowledgment, waivers, certificates, and UCC-1 financing statements) and do such further acts and things as LICENSOR/MAINTECH may reasonably request in order fully to effect the purposes of the Agreement, and any assignment hereof. LICENSEE/CUSTOMER hereby appoints LICENSOR/MAINTECH, with full power of substitution, as its agent and attorney-in-fact, which appointment is irrevocable and coupled with an interest, to execute any financing statements in LICENSEE/CUSTOMER's name and to perform all other acts which LICENSOR/MAINTECH deems appropriate and necessary to perfect LICENSOR/MAINTECH's interest in the Software and payment stream.

In Witness Whereof, LICENSOR/MAINTECH and LICENSEE/CUSTOMER have caused this Software License Agreement and Hardware Maintenance Agreement and Schedule A thereto to be executed as of the date first written above.

Global MAINTECH, Inc.              Burlington Northern Railroad Company
(LICENSOR/MAINTECH)                (LICENSEE/CUSTOMER)

BY:    /s/ David  McCaffrey        BY:    /s/ Douglas J. Babb
       ------------------------           ------------------------

                                   Date:  3/21/96
                                          ------------------------

Name:  David McCaffrey             Name:  Douglas J. Babb
                                          ------------------------

Title: CEO                         Title: S.V.P. & Chief of Staff
                                          ------------------------

(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                              BILL OF SALE -2590

     For good and valuable consideration in the sum of $(***), Global MAINTECH, Inc. ("Seller") does hereby sell, transfer and convey to Burlington Northern Railroad Company, its successors and assigns ("Buyer") its entire right, title and interest in and to the Equipment, as defined, pursuant to the terms of that certain Invoice #2590 issued by Buyer to Seller dated February 21, 1996 and described below:

         All hardware listed on the Invoice #2590 and any attachments thereto. ("Equipment").

     Seller makes no warranty or representation, either express or implied, as to title to, as to the design or condition of, or as to quality of the material, equipment or workmanship in, the Equipment except as provided in the Hardware Maintenance Agreement Number ICS009612588 ("Maintenance Agreement"), and beyond such Maintenance Agreement Seller makes no further warranty of merchantability or fitness of the Equipment for any particular purpose or any component thereof, or any other representation or warranty, express or implied, with respect to any item of Equipment, either upon delivery thereof to Buyer, or otherwise, except that Seller warrants that it has conveyed to Buyer all of its right, title and interest in and to the Equipment and that the Equipment is free and clear of encumbrances created by Seller unrelated to the Schedule A to the Maintenance Agreement.

     Seller agrees to perform, upon the request and at the expense of Buyer, such further acts and to execute such additional documents as may be necessary to give effect to the transfer of the Equipment to Buyer in accordance with the terms of this Bill of Sale.


                                      Global MAINTECH, Inc.



                                      By:  /s/ David McCaffrey
                                           ----------------------

                                      Its:     CEO
                                           ----------------------

                                      Dated: February 21, 1996

(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                  Schedule A

Software License Agreement and                          Dated  February 28, 1996
Hardware Maintenance Agreement Number ICS009612591
(Collectively referred to on this Schedule A as Agreements)
(pursuant to Master Agreement # ICS 009610000)

BY and BETWEEN Global MAINTECH, Inc. (LICENSOR/MAINTECH) and Burlington Northern Railroad Company and The Atchison, Topeka & Santa Fe Railway Company, their successors and assigns, "LICENSEE/CUSTOMER."

LICENSED PROGRAMS:  ICS

                    Intelligent Console System version 2.5

LICENSE COSTS:      $(***)

                    Fee amount to be paid for license of Software, CPU, and Designated Equipment and maintenance of hardware Equipment as follows: $(***) as down payment, prior to shipment, installation and training. The Commencement Date of these Agreements shall be the date of installation or acceptance or 30 days after delivery, whichever comes first.

                    $(***) on the Commencement Date.

MAINTENANCE AND
SUPPORT COSTS:      $(***) paid monthly on the first of each month beginning the first month after the Commencement Date and continuing for one year and $(***) each month thereafter until terminated as provided in Section 6 of the Software License Agreement and in Section 10 of the Hardware Maintenance Agreement, as applicable.

CPU SERIAL NUMBER:
                    ------------------------

DESIGNATED SITE: The Atchison, Topeka and Santa Fe Railway Company, One Santa Fe Plaza, 920 SE Quincy, Topeka, KS 66612-116

All support and updates are part of the License Agreement as stipulated herein. Support, service and updates will be made as part of the License Agreement. Equipment repair or replacement (exclusive of Equipment upgrades) will be made or performed as part of the Hardware Maintenance Agreement.

DESCRIPTION OF SERVICE: In addition to the description in the Hardware Maintenance Agreement, MAINTECH agrees to provide one (1) hour call-back on all requests for maintenance and to provide on-site service within 5 hours of any reasonable requests for service.

PAYMENT SCHEDULE:

LICENSEE/CUSTOMER shall pay to LICENSOR/MAINTECH or its Assignee all payments designated in License Costs and Maintenance Support Costs above. LICENSEE/CUSTOMER shall pay, on demand, to the extent permitted by applicable law, interest at the Overdue Rate of 18% annually on any payment due hereunder which is not received by LICENSOR/MAINTECH or its Assignee on the applicable due date. Interest shall accrue from the due date until the amount is received.

Assignment by LICENSOR/MAINTECH. LICENSOR/MAINTECH may sell, transfer, grant a security interest in or assign part or all of its right, title and interest in and to the payments hereunder, the Software, the Payments or any other sums due or to become due by LICENSEE/CUSTOMER hereunder, to third parties; and such third parties may also make such sales, transfers, grants and assignments to other third parties (all third parties referred to herein being called an "Assignee" or the "Assignees"). In the event of an assignment of the payments,
(a) such assignment (unless otherwise expressly set forth therein) will not relieve the original LICENSOR/MAINTECH from its duties and obligations hereunder and shall not be construed to be an assumption by the Assignee of such obligation; (b) upon notice from LICENSOR/MAINTECH, LICENSEE/CUSTOMER shall make all payments for License Costs and other amounts as identified above due under the assigned payments directly to the Assignee identified in such notice or its designee; and (c) LICENSEE/CUSTOMER will not, after obtaining knowledge of any such assignment, consent to any modification of the assigned Agreement without the consent of any Assignee throughout this Master Agreement shall be deemed to include any Assignees; provided, however, that the Assignees shall have no duties and obligations hereunder, except the obligation, so long as no Event of Default has occurred and the Assignee continues to receive all sums assigned hereunder, to permit LICENSEE/CUSTOMER to possess, use, and quietly enjoy the Software according to the terms hereof.

Further Assurances. Upon request of LICENSOR/MAINTECH, LICENSEE/CUSTOMER shall at any time and from time to time after the execution and delivery of the Agreement execute and deliver such further documents (including but not limited to opinions of counsel, acknowledgment, waivers, certificates, and UCC-1 financing statements) and do such further acts and things as LICENSOR/MAINTECH may reasonably request in order fully to effect the purposes of the Agreement, and any assignment hereof. LICENSEE/CUSTOMER hereby appoints LICENSOR/MAINTECH, with full power of substitution, as its agent and attorney-in-fact, which appointment is irrevocable and coupled with an interest, to execute any financing statements in LICENSEE/CUSTOMER's name and to perform all other acts which LICENSOR/MAINTECH deems appropriate and necessary to perfect LICENSOR/MAINTECH's interest in the Software and payment stream.

In Witness Whereof, LICENSOR/MAINTECH and LICENSEE/CUSTOMER have caused this Software License Agreement and Hardware Maintenance Agreement and Schedule A thereto to be executed as of the date first written above.

Global MAINTECH, Inc.              Burlington Northern Railroad Company
(LICENSOR/MAINTECH)                (LICENSEE/CUSTOMER)

BY:    /s/ David  McCaffrey        BY:    /s/ Douglas J. Babb
       ------------------------           ------------------------

                                   Date:  3/21/96
                                          ------------------------

Name:  David McCaffrey             Name:  Douglas J. Babb
                                          ------------------------

Title: CEO                         Title: S.V.P. & Chief of Staff
                                          ------------------------

(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                              BILL OF SALE -2591

     For good and valuable consideration in the sum of $(***), Global MAINTECH, Inc. ("Seller") does hereby sell, transfer and convey to Burlington Northern Railroad Company, its successors and assigns ("Buyer") its entire right, title and interest in and to the Equipment, as defined, pursuant to the terms of that certain Invoice #2591 issued by Buyer to Seller dated February 21, 1996 and described below:

         All hardware listed on the Invoice #2591 and any attachments thereto. ("Equipment").

     Seller makes no warranty or representation, either express or implied, as to title to, as to the design or condition of, or as to quality of the material, equipment or workmanship in, the Equipment except as provided in the Hardware Maintenance Agreement Number ICS009612588 ("Maintenance Agreement"), and beyond such Maintenance Agreement Seller makes no further warranty of merchantability or fitness of the Equipment for any particular purpose or any component thereof, or any other representation or warranty, express or implied, with respect to any item of Equipment, either upon delivery thereof to Buyer, or otherwise, except that Seller warrants that it has conveyed to Buyer all of its right, title and interest in and to the Equipment and that the Equipment is free and clear of encumbrances created by Seller unrelated to the Schedule A to the Maintenance Agreement.

     Seller agrees to perform, upon the request and at the expense of Buyer, such further acts and to execute such additional documents as may be necessary to give effect to the transfer of the Equipment to Buyer in accordance with the terms of this Bill of Sale.


                                         Global MAINTECH, Inc.



                                         By: /s/ David McCaffrey
                                            ----------------------------
                                         Its:    CEO
                                            ----------------------------

                                         Dated: February 21, 1996

(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                  Schedule A

Software License Agreement and                          Dated  February 28, 1996
Hardware Maintenance Agreement Number ICS009612592
(Collectively referred to on this Schedule A as Agreements)
(pursuant to Master Agreement # ICS 009610000)

BY and BETWEEN Global MAINTECH, Inc. (LICENSOR/MAINTECH) and Burlington Northern Railroad Company and The Atchison, Topeka & Santa Fe Railway Company, their successors and assigns, "LICENSEE/CUSTOMER."

LICENSED PROGRAMS:  ICS

                    Intelligent Console System version 2.5

LICENSE COSTS:      $(***)

                    Fee amount to be paid for license of Software, CPU, and Designated Equipment and maintenance of hardware Equipment as follows: $(***) as down payment, prior to shipment, installation and training. The Commencement Date of these Agreements shall be the date of installation or acceptance or 30 days after delivery, whichever comes first.

                    $(***) on the Commencement Date.

MAINTENANCE AND
SUPPORT COSTS:      $(***) paid monthly on the first of each month beginning the first month after the Commencement Date and continuing for one year and $(***) each month thereafter until terminated as provided in Section 6 of the Software License Agreement and in Section 10 of the Hardware Maintenance Agreement, as applicable.

CPU SERIAL NUMBER:
                  ------------------------

DESIGNATED SITE: The Atchison, Topeka and Santa Fe Railway Company,
                 One Santa Fe Plaza, 920 SE Quincy, Topeka, KS 66612-116

All support and updates are part of the License Agreement as stipulated herein. Support, service and updates will be made as part of the License Agreement. Equipment repair or replacement (exclusive of Equipment upgrades) will be made or performed as part of the Hardware Maintenance Agreement.

DESCRIPTION OF SERVICE: In addition to the description in the Hardware Maintenance Agreement, MAINTECH agrees to provide one (1) hour call-back on all requests for maintenance and to provide on-site service within 5 hours of any reasonable requests for service.

PAYMENT SCHEDULE:

LICENSEE/CUSTOMER shall pay to LICENSOR/MAINTECH or its Assignee all payments designated in License Costs and Maintenance Support Costs above. LICENSEE/CUSTOMER shall pay, on demand, to the extent permitted by applicable law, interest at the Overdue Rate of 18% annually on any payment due hereunder which is not received by LICENSOR/MAINTECH or its Assignee on the applicable due date. Interest shall accrue from the due date until the amount is received.

Assignment by LICENSOR/MAINTECH. LICENSOR/MAINTECH may sell, transfer, grant a security interest in or assign part or all of its right, title and interest in and to the payments hereunder, the Software, the Payments or any other sums due or to become due by LICENSEE/CUSTOMER hereunder, to third parties; and such third parties may also make such sales, transfers, grants and assignments to other third parties (all third parties referred to herein being called an "Assignee" or the "Assignees"). In the event of an assignment of the payments,
(a) such assignment (unless otherwise expressly set forth therein) will not relieve the original LICENSOR/MAINTECH from its duties and obligations hereunder and shall not be construed to be an assumption by the Assignee of such obligation; (b) upon notice from LICENSOR/MAINTECH, LICENSEE/CUSTOMER shall make all payments for License Costs and other amounts as identified above due under the assigned payments directly to the Assignee identified in such notice or its designee; and (c) LICENSEE/CUSTOMER will not, after obtaining knowledge of any such assignment, consent to any modification of the assigned Agreement without the consent of any Assignee throughout this Master Agreement shall be deemed to include any Assignees; provided, however, that the Assignees shall have no duties and obligations hereunder, except the obligation, so long as no Event of Default has occurred and the Assignee continues to receive all sums assigned hereunder, to permit LICENSEE/CUSTOMER to possess, use, and quietly enjoy the Software according to the terms hereof.

Further Assurances. Upon request of LICENSOR/MAINTECH, LICENSEE/CUSTOMER shall at any time and from time to time after the execution and delivery of the Agreement execute and deliver such further documents (including but not limited to opinions of counsel, acknowledgment, waivers, certificates, and UCC-1 financing statements) and do such further acts and things as LICENSOR/MAINTECH may reasonably request in order fully to effect the purposes of the Agreement, and any assignment hereof. LICENSEE/CUSTOMER hereby appoints LICENSOR/MAINTECH, with full power of substitution, as its agent and attorney-in-fact, which appointment is irrevocable and coupled with an interest, to execute any financing statements in LICENSEE/CUSTOMER's name and to perform all other acts which LICENSOR/MAINTECH deems appropriate and necessary to perfect LICENSOR/MAINTECH's interest in the Software and payment stream.

In Witness Whereof, LICENSOR/MAINTECH and LICENSEE/CUSTOMER have caused this Software License Agreement and Hardware Maintenance Agreement and Schedule A thereto to be executed as of the date first written above.

Global MAINTECH, Inc.              Burlington Northern Railroad Company
(LICENSOR/MAINTECH)                (LICENSEE/CUSTOMER)

BY:    /s/ David  McCaffrey        BY:    /s/ Douglas J. Babb
       ------------------------           ------------------------

                                   Date:  3/21/96
                                          ------------------------

Name:  David McCaffrey             Name:  Douglas J. Babb
                                          ------------------------

Title: CEO                         Title: S.V.P. & Chief of Staff
                                          ------------------------

(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                              BILL OF SALE -2592

     For good and valuable consideration in the sum of $(***), Global MAINTECH, Inc. ("Seller") does hereby sell, transfer and convey to Burlington Northern Railroad Company, its successors and assigns ("Buyer") its entire right, title and interest in and to the Equipment, as defined, pursuant to the terms of that certain Invoice #2592 issued by Buyer to Seller dated February 21, 1996 and described below:

         All hardware listed on the Invoice #2592 and any attachments thereto. ("Equipment").

     Seller makes no warranty or representation, either express or implied, as to title to, as to the design or condition of, or as to quality of the material, equipment or workmanship in, the Equipment except as provided in the Hardware Maintenance Agreement Number ICS009612588 ("Maintenance Agreement"), and beyond such Maintenance Agreement Seller makes no further warranty of merchantability or fitness of the Equipment for any particular purpose or any component thereof, or any other representation or warranty, express or implied, with respect to any item of Equipment, either upon delivery thereof to Buyer, or otherwise, except that Seller warrants that it has conveyed to Buyer all of its right, title and interest in and to the Equipment and that the Equipment is free and clear of encumbrances created by Seller unrelated to the Schedule A to the Maintenance Agreement.

     Seller agrees to perform, upon the request and at the expense of Buyer, such further acts and to execute such additional documents as may be necessary to give effect to the transfer of the Equipment to Buyer in accordance with the terms of this Bill of Sale.


                                   Global MAINTECH, Inc.


                                   By:   /s/ David McCaffrey
                                       ------------------------
                                   Its:  CEO
                                        -----------------------

                                   Dated: February 21, 1996



(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.